Exhibit 10.7

                             APOLLO GOLD CORPORATION


                 PLAN OF ARRANGEMENT STOCK OPTION INCENTIVE PLAN

          WHEREAS pursuant to an arrangement agreement (the "ARRANGEMENT AGREEMENT") made as of the 25th day of June, 2002 (the "EFFECTIVE DATE") between International Pursuit Corporation ("PURSUIT") and Nevoro Gold Corporation ("NEVORO"), Pursuit and Nevoro agreed to amalgamate and merge the operations of Pursuit and Nevoro to form Apollo Gold Corporation (the "COMPANY"), on and subject to the terms the conditions contained in the Arrangement Agreement and the plan of arrangement (the "PLAN OF ARRANGEMENT") attached thereto;

          AND WHEREAS pursuant to the terms of the Plan of Arrangement, the Company was authorized , on the Effective Date, as soon as reasonable practicable after the completion of the steps necessary to effect the Arrangement, to establish an incentive stock option plan and to grant to the key employees, officers and directors of the Company (as determined by the board of directors of the Company) options (the "ARRANGEMENT OPTIONS") to acquire an aggregate of 2,780,412 Common Shares of the Company at an exercise price of US$0.80 per share, vesting as to an aggregate of 695,103 Common Shares every six months for a period of 24 months following the Effective Date;

          AND WHEREAS pursuant to a letter (the "TSX APPROVAL LETTER") dated July 31, 2002, the Toronto Stock Exchange ("TSX") gave its final approval to the creation and granting of the Arrangement Options;

          AND WHEREAS the Company wishes to create this incentive stock option plan for the purposes of granting the Arrangement Options to senior officers, directors and key employees of the Company and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management or consulting services to the Company or to its subsidiaries and affiliates (collectively, the "SERVICE PROVIDERS"), as follows (which plan is hereafter referred to as the "PLAN"):


1.   DEFINITIONS

          As used herein, the following terms shall have the following meanings:

     (a) "AFFILIATE" shall have the meaning ascribed to that term in the Securities Act (Ontario);

     (b) "ASSOCIATE" shall have the meaning ascribed to that term in the Securities Act (Ontario);

     (c) "COMMON SHARES" means the common shares in the capital of the Company as such shares are subdivided, consolidated, reclassified or changed from time to time;


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                                      - 2 -

     (d)  "EFFECTIVE DATE" means June 25, 2002;

     (e)  "INSIDER"  means:

          (i) an insider as defined in the Securities Act (Ontario) other than the a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

          (ii) an  associate  of  any person who is an insider by virtue of (i);

     (f) "OUTSTANDING ISSUE" means the number of Common Shares that are outstanding on a non-diluted basis;

     (g) "RESERVED FOR ISSUANCE" means shares which may be issued in the future upon the exercise of Arrangement Options which have been granted;

     (h) "SHARE COMPENSATION ARRANGEMENTS" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares to one or more Service Providers including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise; and

     (i) "SUBSIDIARY" shall have the meaning ascribed to that term in the Securities Act (Ontario").

2.   PURPOSE  OF  THE  PLAN

          The purpose of the Plan is to develop the interest of certain key Service Providers in the growth and development of the Company by providing them with the opportunity, through the granting of Arrangement Options, to acquire an increased proprietary interest in the Company.

3.   IMPLEMENTATION

          The Plan will be implemented in accordance with the terms hereof and will be structured to comply with the rules of the TSX, as amended from time to time (the "TSX RULES").

4.   ADMINISTRATION

          The Plan will be administered by the board of directors of the Company (the "BOARD") or, in the Board's discretion, by a committee (the "COMMITTEE") appointed by the Board and consisting of not less than three members of the Board. Subject to the provisions of the Plan, the Board or the Committee is authorized, in its sole discretion, to make such determinations under and such interpretations of and take such steps and actions in connection with the proper administration of the Plan and such rules and regulations concerning the granting of the Arrangement Options pursuant to the Plan as it may deem necessary or advisable. No member of the Board or of the Committee will be


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                                      - 3 -

liable for any action or determination taken or made in good faith with respect to the Plan or any Arrangement Options granted under it. Any determination approved by a majority of the Board or of the Committee will be deemed to be a determination of that matter by the Board or the Committee, as the case may be. Members of the Board or the Committee may be granted Arrangement Options under the Plan.

5.   NUMBER  OF  SHARES  DEDICATED  TO  THE  PLAN

          The Company shall reserve, set aside and make available to the Board or Committee for the granting of Arrangement Options to eligible grantees up to an aggregate of 2,780,412 Common Shares, subject to adjustment from time to time provided that such adjustment receives the necessary approvals in accordance with the TSX Rules. All Arrangement Options granted under the Plan will conform to all applicable provisions prescribed by the Plan and to such specific terms and conditions as may be determined by the Board or the Committee at the time of making each grant, provided that such terms and conditions are not inconsistent with the provisions hereof. Common Shares reserved for issuance for which an Arrangement Option is granted under the Plan but not exercised prior to the termination of such Arrangement Option, whether through surrender, termination, lapse or otherwise, shall be available for Arrangement Options thereafter granted by the Board or the Committee under the Plan. All Common Shares issued pursuant to the exercise of the Arrangement Options granted under the Plan shall be issued as fully-paid and non-assessable shares.

6.   ELIGIBILITY

          The persons who will be eligible to be granted Arrangement Options pursuant to the Plan ("PARTICIPANTS") will be such Service Providers as the Board or the Committee shall determine. In determining Arrangement Options to be granted to Participants under the Plan, the Board or Committee will give due consideration to the value of each such Service Provider's past, present and potential contribution to the Company's success or to the success of any affiliate or subsidiary of the Company.

7.   GRANTING  OF  ARRANGEMENT  OPTIONS

     (a) Subject to the provisions herein set forth and after review of recommendations from management for the granting of the Arrangement Options, the Board or Committee shall, in its sole discretion, select those Participants to whom such Arrangement Options under the Plan shall be granted (an "OPTIONEE"), fix the number of Common Shares to be granted to each and the terms and conditions, within the limits prescribed in paragraph 8, attaching to each Arrangement Option.

     (b) Subject to the provisions contained herein, the following additional provisions shall be applicable to the Arrangement Options granted under the Plan:

          (i) a majority of the Common Shares reserved for issuance under the Plan will or may be issuable to Insiders of the Company; and


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          (ii) the number of Common Shares Reserved for Issuance pursuant to the
               Plan, together with all of the Company's other previously established or proposed Share Compensation Arrangements, could result, at any time in the number of Common Shares Reserved for Issuance under the Plan exceeding 10% of the Outstanding Issue.

8.   TERMS  AND  CONDITIONS  OF  THE  ARRANGEMENT  OPTIONS

          The terms and conditions of each Arrangement Option granted under the Plan shall be set forth in an Option Agreement between the Company and Optionee. Such Option Agreement shall include the following terms and conditions:

     (a) NUMBER OF COMMON SHARES - The Board or the Committee shall, in its sole discretion, but subject to the TSX Rules, fix the aggregate number of Common Shares which are the subject of the Arrangement Option.

     (b) ARRANGEMENT OPTION PRICE - Pursuant to the TSX Approval letter, the Board or the Committee shall fix the Arrangement Option price per Common Share at U.S.$0.80 per share.

     (c) PAYMENT - The full purchase price for the Common Shares purchased under the Arrangement Option shall be paid for in cash upon the exercise thereof. An Optionee who is not already a shareholder shall have none of the rights of a shareholder of the Company until Common Shares issuable pursuant to this Arrangement Option are issued to him.

     (d) TERM OF ARRANGEMENT OPTION - The Board or the Committee shall fix the term of the Arrangement Option at five years from the date the Effective Date, subject to subparagraphs (e), (f) and (g) of this paragraph 8.

     (e) DEATH OF OPTIONEE - In the event of the death of the Optionee while in the employment of the Company or an affiliate of the Company prior to the end of the term of the Arrangement Option, the Optionee's legal representative may:

          (i) exercise the Arrangement Option to the extent that the Optionee was entitled to do so at the date of his death at any time up to and including, but not after, a date one year following the date of death of the Optionee, or prior to the close of business on the day of the expiry of the term of the Arrangement Option, whichever is earlier; and

          (ii) with the prior written consent of the Board or the Committee, exercise the Arrangement Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that the Optionee would have been entitled to otherwise had he survived. The Arrangement Option may be exercised at any time up to and including, but not after, the date one year following the death


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               of the Optionee or prior to the closing of business on the day of the expiry of the term of the Arrangement Option, whichever is earlier.

     (f) RESIGNATION OR DISCHARGE FOR CAUSE OF OPTIONEE - In the event of the resignation of the Optionee as an employee of the Company or an affiliate of the Company, or the discharge for "cause" of the Optionee as an employee of the Company or a subsidiary or affiliate of the Company during the duration of the Arrangement Option, the Arrangement Option shall in all respects cease and terminate. For the purposes of the Plan, the determination by the Company that the Optionee was discharged for "cause" shall be binding on the Optionee.

     (g) OTHER TERMINATION OF OPTIONEE - In the event of the termination of employment of the Optionee with the Company or a subsidiary or affiliate of the Company, other than as referred to in paragraphs (e) and (f) above, the Optionee may:

          (i) exercise the Arrangement Option to the extent that he was entitled to do so at the time of such termination of employment, at any time up to and including, but not after, the effective date of such termination of employment or prior to the close of business on the day of the expiry of the term of the Arrangement Option, whichever is earlier; and

          (ii) with the prior written consent of the Board or the Committee, which consent may be withheld in the Company's sole discretion, exercise the Arrangement Option to purchase all or any of the optioned shares as the Board or the Committee may designate but not exceeding the number of optioned shares that he would have been entitled to otherwise had his employment with the Company or a subsidiary or affiliate of the Company been maintained for the term of the Arrangement Option. The Arrangement Option may be exercised at any time up to and including, but not after, a date three (3) months following the date of the said termination of employment, or prior to the close of business on the expiry of the term of the Arrangement Option, whichever is earlier.

     (h) NON-TRANSFERABILITY OF ARRANGEMENT OPTION - The Arrangement Options granted under the Plan may not be assigned, encumbered or otherwise disposed of by the Optionee, provided that nothing herein shall operate to restrict the transfer of any Common Shares issued pursuant to the exercise of a particular Arrangement Option granted under the Plan.

     (i) EXERCISE OF ARRANGEMENT OPTION - Subject to the provisions of the Plan, an Arrangement Option granted under the Plan shall be exercised from time to time by the Optionee, or in the event of death, by his legal representatives, by giving notice in writing addressed to the Company at its registered office, to the attention of the Secretary of the Company, specifying the number of optioned shares in respect of which such notice is being given, together with payment by cash or certified cheque in full of the purchase price for the shares being purchased.


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9.   ADJUSTMENTS  IN  EVENT  OF  CHANGE  IN  STRUCTURE  OF  CAPITAL

          Appropriate adjustments in the number of Common Shares optioned and in the option price per Common Share, relating to Arrangement Options granted or to be granted, shall be made by the Board or the Committee, in its sole discretion, to give effect to adjustments in the number of Common Shares of the Company resulting, subsequent to the approval of the Plan by the shareholders of the Company from any subdivisions, consolidations or reclassification of the Common Shares of the Company, or other relevant changes in the capital structure of the Company, or the payment of stock dividends other than in the ordinary course of business by the Company.

10.  AMENDMENT  OR  DISCONTINUANCE  OF  PLAN

          The Board may amend the Plan at any time subject to prior approval of the TSX and compliance with the applicable TSX Rules.

11.  MISCELLANEOUS

     (a)  NO RIGHTS AS A SHAREHOLDER
          --------------------------

          Nothing contained in the Plan nor in any Arrangement Option granted hereunder shall be deemed to give any Optionee any interest or title in or to any Common Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Plan and pursuant to the exercise of any Arrangement Option.

     (b)  EMPLOYMENT
          ----------

          Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any affiliate, or interfere in any way with the right of the Company or any affiliate thereof to terminate such employment at any time. Participation in the Plan by a Participant is voluntary.

     (c)  RECORD KEEPING
          --------------

          The  Company  shall  maintain  a  register in which shall be recorded:

          (i)  the name and address of each Participant; and

          (ii) the number of Arrangement Options granted to a Participant and the number of Arrangement Options outstanding.

     (d)  ADMINISTRATION OF THE PLAN
          --------------------------

          The Board or the Committee is authorized to interpret the Plan from time to time and to adopt, amend and rescind rules and regulations for carrying out such Plan provided, however, that no amendment shall be made to the Plan without the prior approval of the TSX. The interpretation and construction of


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any  provision  of  the  Plan  by  the Board or the Committee shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

     (e)  INCOME TAXES
          ------------

          As a condition of and prior to participation in the Plan a Participant shall authorize the Company in written form to withhold from any remuneration otherwise payable to such Participant any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan.

     (f)  NO REPRESENTATION OR WARRANTY
          -----------------------------

          The Company makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

     (g)  INTERPRETATION
          --------------

          The Plan will be governed by and construed in accordance with the laws of the Province of Ontario.

     (h)  COMPLIANCE WITH APPLICABLE LAW, ETC.
          -----------------------------------

          If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.


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